UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2014

GSE Holding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35382	77-0619069
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19103 Gundle Road Houston, TX 77073
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 443-8564

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

GSE Holding, Inc. (the “Company”) received notification on February 28, 2014 from NYSE Regulation, Inc. (“NYSE Regulation”) stating that, because the Company was not in compliance with the continued listing standards set forth in Section 802.01B of the Listed Company Manual (“Section 802.01B”) of the New York Stock Exchange (the “NYSE”), NYSE Regulation intends to delist the Company’s common stock from the NYSE by filing a delisting application with the Securities and Exchange Commission (the “SEC”). The Company previously disclosed in a Current Report on Form 8-K filed with the SEC on January 8, 2014 that the Company did not comply with the NYSE continued listing standard requiring an average global equity market capitalization of at least $50 million over a consecutive 30 trading-day period where total stockholders’ equity is less than $50 million.  In addition, the Company has now fallen below the NYSE continued listing standards requiring (i) an average global equity market capitalization of at least $15 million over a consecutive 30 trading-day period and (ii) an average closing price of at least $1.00 over a consecutive 30 trading-day period.

The Company does not intend to appeal the delisting determination. The Company anticipates that the delisting of its common stock from the NYSE will be effective at the opening of trading on Wednesday, March 5, 2014.

The Company expects that its common stock will be traded on the OTCQB Marketplace beginning on Wednesday, March 5, 2014 under the ticker symbol “GSEH.”  The Company can provide no assurance that any trading market for these securities will exist on the OTCQB Marketplace.  The OTCQB Marketplace is a market tier operated by OTC Markets Group Inc. for over-the-counter traded companies.

On March 4, 2014, the Company issued a press release announcing the delisting determination described above. A copy of this press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “expect,” “intend,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether a trading market for the Company’s common stock will exist on the OTCQB Marketplace and other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated March 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE Holding, Inc.

Date: March 4, 2014	By:	/s/ Mark A. Whitney
	Name:	Mark A. Whitney
	Title:	Vice President, General Counsel & Secretary